Exhibit 99.1

AT THE COMPANY
Hande Tuney, Investor Relations
(800) 831-4826

CENTERLINE HOLDING COMPANY REPORTS
THIRD QUARTER 2010 FINANCIAL RESULTS

New York, NY – November 12, 2010 – Centerline Holding Company (OTC:CLNH) (“Centerline” or the “Company”), the parent company of Centerline Capital Group, a provider of real estate financial and asset management services, focused on affordable and conventional multifamily housing, today announced financial results for the third quarter and nine months ended September 30, 2010.

The tables below present Centerline’s Condensed Consolidated Balance Sheets for the periods at September 30, 2010 and December 31, 2009*; and Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2010 and 2009*.  For more detailed financial information, please access the Financial Overview Presentation, available in the “Investor Relations” section of the Company’s website at http://ir.centerline.com.

*
On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC, C-III Capital Partners LLC, and the Company’s creditors and preferred shareholders (the “March 2010 Restructuring”). Prior periods in the accompanying Condensed Consolidated Financial Statements have been reclassified to reflect the March 2010 Restructuring and the impact of discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification, Subtopic 205-20, Discontinued Operations.

About the Company

Centerline Capital Group, a subsidiary of Centerline Holding Company (OTC: CLNH), provides real estate financial and asset management services, with a focus on affordable and conventional multifamily housing. Centerline is headquartered in New York, New York. For more information, please visit Centerline's website at www.centerline.com or contact the Investor Relations Department directly at (800) 831-4826.

CENTERLINE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
Cash and cash equivalents	$123,674	$88,853
Restricted cash	13,027	11,476
Investments:
Available-for-sale	515,087	489,767
Equity method	1,115	530
Other	61,072	39,037
Investments in and loans to affiliates, net	5,032	1,982
Goodwill and intangible assets, net	104,729	110,621
Mortgage servicing rights, net	63,797	60,423
Deferred costs and other assets, net	99,416	100,460
Consolidated partnerships:
Investments:
Available-for-sale	5,043	5,109
Equity method	3,373,881	3,571,323
Land, buildings and improvements, net	596,904	571,520
Other assets	267,150	298,528
Assets of discontinued operations	400	653,897
Total assets	$5,230,327	$6,003,526
LIABILITIES AND EQUITY
Liabilities:
Notes payable	$212,178	$249,764
Financing arrangements and secured financing	638,653	585,528
Accounts payable, accrued expenses and other liabilities	243,563	343,696
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	128,500
Consolidated partnerships:
Notes payable	151,695	155,810
Due to property partnerships	104,855	209,868
Other liabilities	283,808	226,391
Liabilities of discontinued operations	742	1,588,054
Total liabilities	1,763,994	3,487,611
Redeemable securities	12,328	332,480
Commitments and contingencies
Equity
Centerline Holding Company total	237,790	(1,178,350)
Non-controlling interests	3,216,215	3,361,785
Total equity	3,454,005	2,183,435
Total liabilities and equity	$5,230,327	$6,003,526

CENTERLINE HOLDING COMPANY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenues:
Interest income	$10,814	$13,138	$33,354	$40,425
Fee income	6,872	7,648	23,460	22,009
Other	8,122	3,586	20,440	13,047
Consolidated partnerships :
Interest income	477	609	1,300	2,885
Rental income	27,395	19,071	79,300	55,850
Other	299	327	2,923	698
Total revenues	53,979	44,379	160,777	134,914
Expenses:
General and administrative	19,309	19,706	106,749	67,124
Provision (recovery) for losses, net	5,236	94,500	(94,093)	132,354
Interest	18,815	19,551	49,342	42,321
Interest – distributions to preferred shareholders of subsidiary	2,320	2,319	6,959	11,768
Depreciation and amortization	5,645	7,401	17,705	27,874
Loss on impairment of assets	24,492	72,886	59,519	81,759
Consolidated partnerships :
Interest	3,645	2,980	12,528	7,365
Loss on impairment of assets	1,150	--	23,350	30,151
Other expenses	42,461	35,830	189,124	110,243
Total expenses	123,073	255,173	371,183	510,959
Loss before other income	(69,094)	(210,794)	(210,406)	(376,045)
Other (loss) income:
Equity and other (loss) income, net	(14)	(1,783)	(198)	(9,048)
Gain on settlement of liabilities	--	--	25,253	--
Gain from repayment or sale of investments, net	121	6	2,323	583
Other losses from consolidated partnerships	(69,984)	(62,311)	(299,928)	(524,021)
Loss from continuing operations before income tax provision	(138,971)	(274,882)	(482,956)	(908,531)
Income tax provision – continuing operations	434	(56)	(100)	(276)
Net loss from continuing operations	(138,537)	(274,938)	(483,056)	(908,807)
Discontinued operations:
Income (loss) from discontinued operations before income taxes	618	(1,399,962)	140,676	(1,889,385)
Gain on sale of discontinued operations, net	--	--	20,500	--
Income tax (provision) benefit – discontinued operations	--	(722)	(531)	(747)
Net income (loss) from discontinued operations	618	(1,400,684)	160,645	(1,890,132)
Net loss	(137,919)	(1,675,622)	(322,411)	(2,798,939)
Net loss attributable to non-controlling interests	106,653	1,391,470	396,933	2,434,561
Net income (loss) attributable to Centerline Holding Company shareholders	$(31,266)	$(284,152)	$74,522	$(364,378)
Net income (loss) per share:
Basic
Income (loss) from continuing operations	$(0.09)	$(1.65)	$1.12	$(2.68)
Income (loss) from discontinued operations	$-- (1)	$(3.73)	$0.25	$(4.44)
Diluted
Income (loss) from continuing operations	$(0.09)	$(1.65)	$1.12	$(2.68)
Income (loss) from discontinued operations	$-- (1)	$(3.73)	$0.25	$(4.44)
Weighted average shares outstanding:
Basic	348,302	54,058	279,830	53,896
Diluted	348,302	54,058	280,785	53,896
(1) Amount calculates to less than one cent loss per share.

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This press release contains forward-looking statements about Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q for the first,  second and third quarters of 2010 filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie Mac B-Certificate; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.